Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of iTrackr Systems, Inc. for the fiscal quarter ending March 31, 2010 (the “Report”), I, John Rizzo, Chief Financial Officer of iTrackr Systems, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of iTrackr Systems, Inc.

Dated: May 20, 2010

/s/ John Rizzo
John Rizzo, Chief Financial Officer of
ITrackr Systems, Inc.